UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

August 24, 2026

Date of Report

(Date of earliest event reported)

SOCKET MOBILE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13810	94-3155066
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40675 Encyclopedia Circle

Fremont, CA 94538

(Address of principal executive offices, including zip code)

(510) 933-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value per Share	SCKT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 24, 2026, Socket Mobile, Inc. (the "Company") received a letter (the "Notice") from the Listing Qualifications Department of The Nasdaq Stock Market LLC ("Nasdaq") notifying the Company that it no longer complies with Nasdaq Listing Rule 5550(b)(1), which requires companies listed on The Nasdaq Capital Market to maintain stockholders' equity of at least $2.5 million (the "Minimum Stockholders' Equity Requirement"). The Notice was based on the Company's stockholders' equity of $2,382,624 reported in its Quarterly Report on Form 10-Q for the period ended June 30, 2026.

The Notice also stated that, as of August 24, 2026, the Company did not satisfy the alternative continued listing standards under Nasdaq Listing Rule 5550(b)(2), which requires a market value of listed securities of at least $35 million, or Nasdaq Listing Rule 5550(b)(3), which requires net income from continuing operations of at least $500,000 in the most recently completed fiscal year or in two of the three most recently completed fiscal years.

Nasdaq has provided the Company with 45 calendar days, or until October 8, 2026, to submit a plan to regain compliance. If Nasdaq accepts the plan, Nasdaq may grant an extension of up to 180 calendar days from the date of the Notice to evidence compliance. If Nasdaq does not accept the plan, the Company may appeal the decision to a Nasdaq Hearings Panel.

The Company intends to timely submit a compliance plan to Nasdaq and is evaluating available actions to regain compliance with the Minimum Stockholders' Equity Requirement. There can be no assurance that Nasdaq will accept the Company's plan, that Nasdaq will grant an extension, or that the Company will regain or maintain compliance with Nasdaq's continued listing requirements.

The Notice has no immediate effect on the listing or trading of the Company's common stock, which will continue to be listed and traded on The Nasdaq Capital Market under the symbol "SCKT".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOCKET MOBILE, INC.

By:	/s/ Lynn Zhao
Name: Lynn Zhao Vice President, Finance and Administration and Chief Financial Officer

Date: August 28, 2026